Shares Subject to Mandatory Redemption	12 Months Ended
Dec. 31, 2012
Temporary Equity Disclosure [Abstract]
Temporary Equity [Table Text Block]
10.	Shares Subject to Mandatory Redemption

As described in Note 13 – Excess of Liabilities over Assets (deficit), Intellinetics and its stockholders entered into an agreement dated January 1, 2000, providing for the mandatory redemption of outstanding shares upon the death of any such stockholder at approximately $0.02 per common share. On November 30, 2011, Intellinetics and its stockholders executed an amended stockholder agreement (“Amended Stockholder Agreement”) by which the price for the re-purchase of shares for repurchases after November 30, 2011, was reduced to approximately $0.004 per common share, or a redemption obligation of $111,235. The Amended Stockholder Agreement was entered into between Intellinetics and all of its stockholders, effective upon each of their respective acquisitions of shares. Accordingly, all of Intellinetics outstanding shares were subject to repurchase under the terms of this agreement. The Company accounted for these shares in accordance with ASC 480, “Mandatorily Redeemable Financial Instruments” and had presented the associated mandatory redemption obligation as Shares Subject to Mandatory Redemption in the liabilities section of the accompanying consolidated balance sheets, at December 31, 2011.

In connection with the Share Exchange, on February 10, 2012, the Amended Stockholder Agreement was terminated. Accordingly, on February 10, 2012, the redemption obligation of $111,235 was reversed and credited to accumulated deficit. The Company determined that the fair value of the redemption obligation at February 10, 2012, immediately prior to the reversal, was $111,235.